SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
February 28, 2007
Date of Report (Date of Earliest Event Reported)
The Cronos Group
(Exact name of registrant as specified in its charter)
Luxembourg
(State or Other Jurisdiction of Incorporation)

0-24464	Not Applicable

(Commission File Number)	(IRS Employer Identification No.)
5, rue Guillaume Kroll, L-1882 Luxembourg
(Address of principal executive offices) (Zip Code)
(352) 26.48.36.88
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 8.01. Other Events.
     On February 28, 2007, The Cronos Group, a société anonyme holding organized and existing under the laws of the Grand Duchy of Luxembourg (the “Company”) (Nasdaq: CRNS), issued a press release announcing that it had entered into a definitive agreement to sell all of its assets to CRX Acquisition, Ltd., a Bermuda exempted company newly organized by FB Transportation Capital LLC, an affiliate of Fortis Capital Corp.
     A copy of the Company’s press release is incorporated herein by reference and is furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit 99.1 Press release of the Company, dated February 28, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2007	THE CRONOS GROUP
	By:	/s/ Elinor A. Wexler
Elinor A. Wexler
Assistant Secretary

EXHIBIT INDEX

Exhibit 99.1	Press release of the Company, dated February 28, 2007